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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 24, 1996

                             Wang Laboratories, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-5677                                              04-2192707
(Commission File Number)                       (IRS Employer Identification No.)

  600 Technology Park Drive, Billerica, Massachusetts   01821
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (508) 967-5000
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ITEM 5.           OTHER EVENTS.

         On July 24, 1995 Wang Laboratories, Inc. ("Wang") announced its earnings for the quarter ended June 30, 1996 and Fiscal Year 1996. A press release prepared by Wang on July 24, 1995 is attached hereto as Exhibit 1.

ITEM 7.           FINANCIAL STATEMENT AND EXHIBITS.

         (c)      Exhibits

Item                               Description

1.                                 Press Release Announcing
                                     Earnings for the Quarter
                                     Ended June 30, 1996 and
                                     Fiscal Year 1996
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                                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WANG LABORATORIES, INC.

Dated:                               By:  /s/ Richard L. Buckingham
        -----------------                 ---------------------------
                                          Vice President & Treasurer
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                                              EXHIBIT INDEX

Exhibit No.          Description                                Page No.

         1.          Press Release Announcing
                       Earnings for the Quarter
                       Ended June 30, 1996 and
                       Fiscal Year 1996